ALPINE EMERGING MARKETS REAL ESTATE FUND,
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED APRIL 4, 2016
TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 29, 2016

The following replaces the fee table and footnotes and expense example in the section of Alpine Emerging Markets Real Estate Fund’s Summary Prospectus titled “Fees and Expenses of the Fund” in order to disclose a contractual fee waiver with respect to the management fee, which took effect as of April 1, 2016.

Alpine Emerging Markets Real Estate Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.97%	1.97%
Total Annual Fund Operating Expenses	3.22%	2.97%
Fee Waivers and/or Expense Reimbursements(2)	(1.62)%	(1.62)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.60%	1.35%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive the management fee of the Fund by 0.05% through April 1, 2017. The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2017 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,344	$2,008	$3,773
Institutional Class	$137	$766	$1,420	$3,175

The following replaces the “Foreign and Emerging Market Securities Risk” disclosure in the Alpine Emerging Markets Real Estate Fund’s Summary Prospectus:

Foreign and Emerging Market Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

As of the date of the Prospectus, the Fund is subject to the risks specific to investing in China. China is an emerging market and demonstrates significantly higher volatility form time to time in comparison to developed markets.

Please retain this Supplement for future reference.